                                                                     EXHIBIT 4.3


                       [FORM OF FACE OF STOCK CERTIFICATE]


NUMBER                             [EXABYTE LOGO]                         SHARES

FBU



    THIS CERTIFICATE IS      INCORPORATED UNDER THE      SEE REVERSE FOR CERTAIN
TRANSFERABLE IN BOSTON, MA    LAWS OF THE STATE OF             DEFINITIONS
     AND NEW YORK, NY               DELAWARE

THIS IS TO CERTIFY That                                       CUSIP 300615 10 1



is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER
                                   SHARE, OF

                               EXABYTE CORPORATION

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and signatures of its duly authorized officers.

         Dated:

                                 [Exabyte seal]

  /s/ Stephen F. Smith                                   /s/ William L. Marriner
       SECRETARY                                                  PRESIDENT


                                   COUNTERSIGNED AND REGISTERED:
                                       BankBoston, N.A.
                                          TRANSFER AGENT AND REGISTRAR


                                   BY
                                       ----------------------------------------
                                                   AUTHORIZED SIGNATURE



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                      [FORM OF REVERSE SIDE OF CERTIFICATE]

                               EXABYTE CORPORATION

         The Corporation will furnish without charge to each stockholder upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be made to the Secretary of the Corporation.

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Exabyte Corporation and The First National Bank of Boston, dated January 24, 1991, as amended on August 23, 1995 and further amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Exabyte Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Exabyte Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT MIN ACT --                  Custodian
                                                                  --------------            -----------
                                                                      (Cust)                   (Minor)
                                                                  under Uniform Gifts to Minors Act
                                                                                                    -------
                                                                                                    (State)
TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with rights     UNIF GIFT TRF ACT --                Custodian (until age       )
           of survivorship and not as                             --------------                     -----
           tenants in common                                          (Cust)                   (Minor)
                                                                                 under Uniform Transfers
                                                                  --------------
                                                                      (Minor)
                                                                  to Minors Act
                                                                                 -------
                                                                                 (State)


       Additional abbreviations may be used though not in the above list.


         FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________



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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------

                                          X
                                            -----------------------------------

                                          X
                                            -----------------------------------

                                          NOTICE:   THE SIGNATURE(S) TO THIS
                                                    ASSIGNMENT MUST CORRESPOND
                                                    WITH THE NAME(S) AS WRITTEN
                                                    UPON THE FACE OF THE
                                                    CERTIFICATE IN EVERY
                                                    PARTICULAR, WITHOUT
                                                    ALTERATION OR ENLARGEMENT OR
                                                    ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
    ----------------------

THE SIGNATURE(S) MUST BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS,
SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17AD-15.